UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2007

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ENERGY PARTNERS, LTD.
(Exact name of registrant as specified in its charter)

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Delaware	001-16179	72-1409562
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

201 St. Charles Avenue, Suite 3400
New Orleans, Louisiana  70170
(Address of principal executive offices)

(504) 569-1875
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                      Regulation FD Disclosure

On April 23, 2007, Energy Partners, Ltd. (“EPL” or “the Company”) issued a press release entitled “EPL Announces Preliminary Results of Equity Self-Tender Offer; EPL Closes Private Placement of $450 Million of Senior Unsecured Notes, Refinances Revolving Credit Facility, and Purchases Senior Notes Due 2010.”  A copy of the press release is attached as Exhibit 99.1.

Item 9.01.                                Financial Statements and Exhibits.

Exhibit.  The following exhibit is furnished herewith:

Exhibit No.	Description
99.1	Press Release dated April 23, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 24, 2007
ENERGY PARTNERS, LTD. By: /s/ John H. Peper John H. Peper Executive Vice President, General Counsel and Corporate Secretary